HYSTER
45-31CH
Yale
Yale

HYSTER-YALE
MATERIALS HANDLING

INVESTOR PRESENTATION March 2013 Exhibit 99.1

1
Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include, without limitation, reduction in demand for lift trucks and related aftermarket parts and service on a global basis; the ability of our dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions; customer acceptance of pricing; delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers; exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which we operate and/or sell products; delays in manufacturing and delivery schedules; bankruptcy of or loss of major dealers, retail customers or suppliers;
customer acceptance of, changes in the costs of, or delays in the development of new products; introduction of new products by, or more favorable product pricing offered by, our competitors; product liability or other litigation, warranty claims or returns of products; the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives; changes mandated by federal, state and other regulation, including health, safety or environmental legislation; and other risks identified in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and marketer of lift
trucks and provider of aftermarket parts and support
Headquartered in Cleveland, Ohio
Over 5,300 employees in 13 countries
FY 2012 Revenue – $2.5 billion
FY 2012 Net Income - $98.0 million
FY 2012 EBITDA (1) – $144 million
FY 2012 Net Debt – $9.1 million cash
FY 2012 ROTCE (1) of 30.5% (Net Debt Basis)
_____________________
(1) EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 24.

HYSTER-YALE MATERIALS HANDLING

HYSTER-YALE MATERIALS HANDLING

Economic Engine is Driven by Unit Volume
Volume
Economies
of Scale
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Hyster-Yale’s model yields competitive advantages
Basic Business Areas

Growth near GDP levels in developed markets with emerging markets driving expansion, particularly China
Strong demand for warehouse and distribution industry applications
Increasing focus on battery technology development
Integration of automated technology in products and processes
Importance of total lifecycle cost of ownership
Ongoing consolidation opportunities
Key Themes
Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown
_____________________
Source:  WITS and Company data.  Represents order intake.
_____________________
Source: WITS.  Represents order intake.
Long-term CAGR (2002 – 2012) = 5.3%
Europe
32%
China
23%
Americas
24%
Japan
7%
Asia Pacific
8%
Middle East & Africa
6%
951
872
547
794
975
944
0
300
600
900
1,200
2007 2008 2009 2010 2011 2012

Hyster-Yale Overview
Leading global lift truck brands in terms of units sold
–
#3 globally in 2011 (2012 data not yet available)
Large installed base that drives parts sales
– Over 798,000 units worldwide
– Sales of more than 76,900 units in 2012
– Sales of more than 3,800 units at SN JV in Japan in 2012
Diverse customer and application base
Global independent dealer network
Comprehensive, updated global product line
Globally integrated operations with economies of scale
Experienced management team
_____________________
(1) Represents Hyster-Yale North American unit shipments by industry.
(2) Includes Big Truck sales that represent 12% of total sales.
Key Highlights

Asia-Pacific
10%
Europe, Africa &
Middle East
27%
Americas
63%
Other
8% Paper
6%
Freight & Logistics
9%
Home Centers/
Retail
10%
Rental
11%
Food & Beverage
12%
Wholesale
Distribution
15%
Manufacturing
29%
Other
5%
Parts
13%
Internal
Combustion
Engine (“ICE”)
Units
56%
Global Footprint
2012 Retail Shipments by End Market
(1)
2012 Sales by Geography 2012 Worldwide Sales by Product
(2)
Electric Units
26%

AkzoNobel
Anheuser Busch
Boeing
CEVA
Chrysler
Coca-Cola
Costco.com
Dow
DuPont
FedEx
Ford
GE
GM
Heineken
Heinz
John Deere
Kellogg's
L'ORÉAL
Lowe's
Maersk
MillerCoors
pepsi
Renault
Smurfit Kappa Group plc
Walmart

HYSTER-YALE MATERIALS HANDLING

Diverse Global Customer Base and Served Markets
National Accounts
Worldwide Channel Mix
Blue Chip Customer Base

Focused on strategic customers with centralized
purchasing and geographically dispersed operations
across dealer territories
Fleet Management Program provides customers with
value-added services that include service, aftermarket
parts and comprehensive management of materials
handling needs
National
Accounts
15%
Independent
Dealers
85%

Key Highlights
Products
Comprehensive, updated global product line
Product development for 2013-2014 focuses on:
–
Completing introduction of full line of next generation electric rider products including some with “ICE-like”
capabilities
–
Updating narrow aisle products with latest technology for increased productivity and robustness
–
Enhancing the motorized hand riders for the most demanding, high hour usage
–
Adding a range of utility and standard models to the core premium line for the ICE products
Manufacturing
Globally integrated, lean operations with economies of scale
Assemble in market of sale
Focus on continuous improvement in lean processes, quality and cost control
Supply Chain
Highly flexible low cost supply chain
Substantial sourcing from low cost countries
Continuing to reduce number of suppliers
Extend supplier quality program
Focus on continuous improvement

Key Highlights (continued)
Quality
Reliability engineering and lean manufacturing focus have led to low warranty costs and increased customer satisfaction
Focus on continuous improvement
Dealer Network
Global independent, exclusive dealer network
Increasing use of dual brand representation
Strengthen networks by attracting new dealers and building on stronger dealers
Enhance services to make dealers more profitable and productive
Operating
Expenses
Efficient operating structure
Focus on continuous improvement in dealer performance, sales coverage and productivity and pricing processes
People
Experienced management team
Focus on continuous improvement in:
—
Recruiting
—
Talent Management
—
Training

Operating Profit Margins
have Substantially Improved
($ in millions)
Prior Cycle Market Peak Mid-cycle Market
Operating Profit $ and % of Sales
$150
$125
$100
$75
$50
$25
$0
6.0%
4.0%
2.0%
0.0%
2012 2011 2007
2.1%
4.3%
4.5%
$111.7
$110.0
$57.3

Gap to Target Economics
2012 Gap to Target Economics
Gap equals:  (2.5% ) / $62m
Margin Variances:
Target economics Gap Closure
can be achieved by:
1. Increased margin on ICE trucks
- Segmentation
- Low Cost of Ownership
2. Unit volume
- Share Growth
- Stronger Industry
- Achieve Operating Leverage
– Unit Margins
(1.3%)
1.3%
– Other
Volume Variances:
– Manufacturing Variances
(1.6%)
– Operating Expenses
(0.9%)
Goal of achieving minimum operating margin of 7% at mid-cycle over the next 3 – 5 years

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HYSTER-YALE MATERIALS HANDLING

Five Key Strategic Initiatives to Drive Margins and
Market Share Over the Next     Years
Unit Margin Unit Share
Master of the World of Low Cost Ownership
Significantly Improve Warehouse Business
Position
Enhance Independent Distribution
Succeed in Asian Markets
Enhanced Understanding of Customer Needs to
Drive Tailored Solutions
3  -  5

Opportunity for a holistic approach:
– Operator / Truck / Energy
– Service / Safety / Rejuvenation / End of Life
Strategic Advantages
Strategic Objectives Key Elements
Key Deliverables and Timing
Masters of the World of Low Cost of Ownership
Sell More Trucks
Sell More Parts
Sell More Services
Direct (truck price, fuel, service, operator)
Indirect (safety, litigation, pollution)
Short Term (2013)
– LCO metrics vs. competition/convert into
marketing materials for salesforce
Medium / Long Term
– Expand fleet management to offer LCO-
based services
By Delivering Lowest Cost of Ownership
(LCO) in all target applications
And develop solutions that constantly
lower cost of ownership and create
differentiated competitive position
To create sustainable customer benefit
and competitive differentiation
Understand Major Cost Drivers:

Meets needs of specialist market while leveraging
economies of scale
Focus on the sales/ consultancy process while
leveraging its distribution network after-sales
support
Two brands covering entire market opportunity,
focused on different customer segments
Focused approach to gain share against
specialized market leaders
Improve dealer value proposition
Engage dealers to develop warehouse focus
Develop product gap closure plans
Direct support for dealer sales
Identify, qualify, assign and track performance of
key customers
Performance guarantees and protection of
residual values
Detailed project plans 2012
Dedicated warehouse specialist teams in place
– US:  Q1 2013
Product enhancements complete Q2 2013
Dealer engagement program Q2 2013
Significantly Improve Warehouse Business Position
Key Deliverables and Timing
Strategic Objectives Key Elements
Strategic Advantages

Exclusive, independent distribution
Two brands covering entire industry opportunity,
focused on different market segments with a
comprehensive product range
Strategic Advantages
Strategic Objectives Key Elements
Key Deliverables and Timing
Recruit/develop strongest dealers in each territory
Ensure opportunities for dealers to make strong
returns on investment
Combine dealer entrepreneurship and performance
excellence with OEM support
Dual brand strategy
Sales specialization
Dedicated dealer development team
Identify, qualify, assign and track performance of
key customers
Dealer restructuring ongoing
– 2013 - 2016
Dealer excellence
– Ongoing
Customer / market intelligence
– Teams formed and deliverables defined
Enhanced Independent Distribution

Strong Partners
Restructured Product Offerings
Improved / New Dealer Organization
Strengthened Customer Facing Organization
–
Better dealer management
–
Enhanced support structure
Strategic Advantages
Strategic Objectives Key Elements
Key Deliverables and Timing
Enhanced Dealer Organization and Structure
Develop Strategic Partners
-
Sales/engineering/manufacturing/sourcing
Local presence in Asia and India
Add New Products tailored to market opportunity
Strategic Alliances for New Products/Components
Build on Sumitomo Strength with Japanese
Customers
Strong local partners in China, India & Japan
Greater “Fit for Market” Product Offering
Increased Asian presence – 2013
Strengthen Dealer Organization – 2013
Develop partners / alliances through 2014
Succeed in Asian Markets

Deep understanding of the market place and
dynamics
Build relationships with key customers in target
industries
Tailored solution for any application with the right
truck
Development of a culture that understands the
market and what it takes to win
Strategic Advantages
Strategic Objectives Key Elements
Key Deliverables and Timing
Best product fit for customer application
Related services to maximize customer
satisfaction
Understand customer needs at a detailed level
Create differentiated product/service solutions and
more effective selling materials describing our
benefits vs. competition
Tailored Application Solutions
– Develop industry strategies and application
guides
Product Positioning
– New models focus on cost effectively serving
the  utility and standard market needs and
relieve price pressure on premium products by
refocusing on the premium segments
Enhanced Understanding of Customer
Needs to Drive Tailored Solutions
– Market Share Growth
– Achievement of Target Margin
Results in:

Positive Environment for Hyster-Yale to Gain Share
and Margin Performance Over Next
Product gaps filled to position H-Y in most application segments and improve margins
Favorable cost structure relative to Japanese-centric and German-centric competitors
Second-tier competitors in the ICE segment more vulnerable due to their weakened economy of scale position and currency
Key warehouse segment competitors are regional
Key Big Truck segment competitors are niche

3-  5
Years

Share Gain Focus Varies by Market
Region
Focus
North America
Improve warehouse business position by enhancing product and non-product services
Continue to implement dual brand dealer network strategy
Europe and Other
Developed Markets
Strengthen dealer networks by attracting new dealers and building upon our stronger dealers
Leverage international customers to penetrate large accounts
Improve warehouse business position by enhancing product and non-product services
Enhance ICE share by focusing on standard and utility products
Developing Markets
Leverage ICE strength by supplementing current premium offering with utility and standard products
Strengthen dealer organization

Historical Revenue
Revenue
($ in millions)
$1,588
$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$0
$1,000
$2,000
$3,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Q         Highlights
Q4 2012 Results
Hyster-Yale Outlook – Long Term
Revenue pressure from lower year-over-year unit shipments and unfavorable foreign currency movements due to the weakening euro and Brazilian real
Modest improvement in Q4 2012 operating income from 2011 due to lower material costs, unit mix movement towards higher value/margin products, improved unit price and favorable impact of FX contracts, partially offset by higher SG&A
Net income improvement due to $10.7 million tax benefit
2013 global lift truck market expected to grow moderately, primarily in the Americas.  Weakness in Western Europe expected to continue.
Expected improvements in unit volumes, revenues and gross profits expected to be more than offset by higher SG&A to support strategic initiatives, resulting in moderate decline in operating profit.
Backlog of 27,300 units at 12/31/12 represents 16 weeks of production
and supports 1   quarter 2013 production plan
($ in millions)
Hyster-Yale Outlook – Short Term
Hyster-Yale is focused on increasing operating profit
margins by increasing market share and improving product
margins to target levels
– Focus on the 5 strategic initiatives
– Selective new product introductions
_____________________
$ $ %
Revenue $652.0 100.0% $2,469.1 100.0%
Operating
Profit
29.0 4.4% 111.7 4.5%
Net Income 32.4 5.0% 98.0 4.0%
EBITDA $37.5 6.5% $144.0 5.8%
Debt $142.2
Cash $151.3
Net Debt ($9.1)
2012 Fourth Quarter 2012 Full Year
%
st
(1)
(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 24.
4  2012

Strong Free Cash Generation and Conservative
Capital Structure
Hyster-Yale has had strong cash flow, generating $309 million cumulative cash flow before financing from 2009 to 2012
– $151.3 million cash available as of 12/31/12
Hyster-Yale has a conservative capital structure
– Gross debt leverage is <1.0x EBITDA
– Net debt leverage is 0.0x EBITDA
Debt / LTM EBITDA
Stability to weather market changes with significant flexibility for growth
Cash Flow before Financing
($ in millions)
Net Debt Gross Debt
0.0x
1.0x
0.0x
0.5x
1.0x
1.5x
2.0x
12/31/12
$122
$39 $39
$109
$0
$50
$100
$150
2009 2010 2011 2012
_____________________
.(1) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities.
(2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 24.
(1)
(2)

Why Invest in Hyster-Yale?
1) Leading position in growing industry benefiting from globalization and worldwide economic recovery and development
2) Premier brands, comprehensive global product line and exclusive, global independent distribution network
3) Strong economic engine driven by volume economies of scale
4) Focused strategic initiatives to gain market share and enhance margins over next 3 – 5 years
5) High potential for partnership and consolidation opportunities
6) Strong balance sheet, financial flexibility and attractive returns on capital employed
7) Focused investment in capital goods sector with growth opportunity:
a) In developed countries from exposure to goods movement, distribution and warehousing
b) In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization

Appendix

Non-GAAP Disclosure

EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies.  Hyster-Yale defines each as the following:
For reconciliations from GAAP measurements to non-GAAP measurements, see pages 25 and 26.
EBITDA is defined as income before income taxes and non-controlling interest (income) expense plus net interest expense and depreciation and amortization expense;
Return on total capital employed (“ROTCE”) is defined as net income before interest expense, after tax, divided by average capital employed.  Average capital employed is defined as average equity plus average debt less average cash.

Non-GAAP Reconciliation
Reconciliation of EBITDA
Net income (loss) attributable to stockholders
Noncontrolling interest income (loss)
Income taxes provision (benefit)
Interest expense
Interest income
Depreciation and amortization expense
EBITDA
($ in millions)
_____________________
Note: *EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or
Year Ended December 31
2009 2010 2011 2012
($43.1) $32.4 $82.6 $98.0
(0.1) (0.1) – 0.1
(3.6) 1.8 18.9 7.0
19.0 16.6 15.8 12.4
(2.8) (2.3) (1.8) (1.5)
36.2 33.9 31.3 28.0
$5.6 $82.3 $146.8 $144.0
as an indicator of operating performance. The Company defines EBITDA as income before income taxes and non-controlling interest income plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Non-GAAP Reconciliation (continued)
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
2012
2012 Average Equity (12/31/12, 9/30/12, 6/30/12, 3/31/12 and 12/31/11) $333.3
2012 Average Debt (12/31/12, 9/30/12, 6/30/12, 3/31/12 and 12/31/11) 175.9
2012 Average Cash (12/31/12, 9/30/12, 6/30/12, 3/31/12 and 12/31/11) (165.2)
2012 average capital employed $344.0
2012 Net income $98.0
Plus: 2012 Interest expense, net 10.9
Less: Income taxes on interest expense, net at 38% (4.1)
Actual return on capital employed = actual net income before interest expense, net, after tax $104.8
Actual return on capital employed percentage 30.5%
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31
2009 2010 2011 2012
Reconciliation of Cash Flow before Financing
Net cash provided by (used for) operations $115.9 $47.5 $54.6 $128.7
Net cash provided by (used for) investing activities 5.8 (8.5) (15.9) (19.5)
Cash Flow before Financing $121.7 $39.0 $38.7 $109.2

Supplemental Perspective

Mission Statement
Be a leading globally integrated
designer,
manufacturer and marketer of
a complete range
of
high quality,
application-tailored lift trucks, offering
the
lowest cost of ownership,
outstanding parts
and service support and the best overall value

Experienced Management Team
Hyster-Yale’s Executive Leadership
Alfred M. Rankin Jr.
Chairman, President and
Chief Executive Officer
Chairman, President and CEO of NACCO Industries since 1994
Former Vice Chairman, Chief Operating Officer and Director of Eaton
Corporation
Michael Brogan
President and CEO, NACCO Materials
Handling Group (“NMHG”)
Former Executive Vice President, International Operations of NMHG
Joined NMHG in 1983
Former President, NMHG Americas
Joined NMHG in 1988
Colin Wilson
Vice President and COO
Previously Divisional President at Villeroy and Boch
AG and VP of Group Marketing at Linde AG
Joined NMHG in 2006
Ralf Mock
Managing Director, Europe,
Africa and Middle East
Former VP, Chief Marketing Officer of NMHG
Formerly, SVP Strategy & Product Development,
Case Corporation
Joined NMHG in 1995
Victoria Rickey
Vice President, Asia-Pacific
Rajiv Prasad
Vice President, Global
Product Development and
Manufacturing
Former VP, Global Product Development of NMHG
VP Global Product Development for International
Truck, Navistar
Joined NMHG in 2007
Charles Bittenbender
Vice President, General
Counsel and Secretary
Previously Vice President, General Counsel and
Secretary of NACCO
Joined NACCO in 1990
Kenneth Schilling
Vice President and CFO
Previously CFO of NMHG and Vice President and
Controller of NACCO
Joined NACCO in 1991

Class Capacity Range Description / Illustrative Application
Class I 1 ton – 5.5 tons
Electric counterbalanced trucks used in warehousing and manufacturing operations where noise or fuel emissions are undesirable
A distribution center customer uses a Class I truck to move pallets from one trailer to another
Class II 1.5 tons – 6 tons
Electric narrow aisle trucks used indoors to handle high-density storage of materials in narrow-aisled buildings
Retail and warehouse customers rely on Class II trucks to pick orders off their shelves
Class III 1.5 tons – 8 tons
Electric hand trucks used indoors and outdoors for applications requiring the user to select and transport materials
Retail customers use Class III trucks to move pallets of goods to their store aisles
Class IV 1 ton – 7 tons
Internal combustion engine counterbalanced trucks with cushion tires used indoors in warehousing and manufacturing operations and outdoors on smooth surfaces. Utility, standard and premium models for different customer applications.
A customer relies on Class IV trucks to move heavy parts on a pallet from the machining area in a factory to assembly
Class V 1 ton – 8 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in warehousing and manufacturing operations. Utility, standard and premium models to address different customer applications.
A warehouse or manufacturer relies on Class V trucks to move coils of steel from the mill to a storage area
Class V Big
Trucks
8 ton – 52 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in ports and heavy manufacturing operations
A port relies on Class V Big Trucks to move containers from the port to a rail area
Comprehensive Updated Global Product Line

Key Investment Highlights
Leading Market
Share in Materials
Handling
Comprehensive
Global Product Line
Large Installed
Base Worldwide
Established
Brand Strength
Global
Independent Dealer
Network
Long-Term
Relationships
with Diverse
Customer Base
Experienced
Management Team
Modest Leverage
& Strong
Cash Flow
High-Impact
Strategic Initiatives
Continuous Focus on
Product Development
and Innovation
Worldwide
Economies
of Scale
Highly Flexible,
Low Cost Supply Chain
and Efficient Operating
Structure
Global Scope of
Manufacturing